UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2006

Ferrellgas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Ferrellgas Finance Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	913-661-1500

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Release

Ferrellgas, Inc., Ferrell Companies, Inc., Ferrellgas Partners, L.P. and Ferrellgas, L.P. have entered into an Agreement and Release dated August 15, 2006 with Kenneth A. Heinz, former Senior Vice President, Corporate Development of Ferrellgas, Inc. Under the terms of the Agreement and Release, Mr. Heinz will remain employed by Ferrellgas, Inc. in an advisory role through November 8, 2006. Mr. Heinz will receive payments totaling $365,000 representing severance and compensation for services to be rendered through November 8, 2006, and will be eligible for COBRA reimbursements for one year. The Agreement and Release also contains a general release of claims in favor of the Ferrellgas entities. The foregoing description is subject to, and is qualified in its entirety by, the Agreement and Release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Receivables Purchase Agreement

On August 16, 2006, the company entered into an Amendment No. 1 to its Second Amended and Restated Receivables Purchase Agreement dated June 6, 2006. The amendment provides for an increase in the allowable percentage of certain aged receivables through December 31, 2006. The foregoing description is subject to, and is qualified in its entirety by, the Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following material is filed as an exhibit to this Current Report on Form 8-K.

Exhibit 99.1 - Agreement and Release dated as of August 15, 2006, by and among Kenneth A. Heinz, Ferrellgas, Inc., Ferrell Companies, Inc., Ferrellgas Partners, L.P. and Ferrellgas, L.P.

Exhibit 99.2 - Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement dated August 16, 2006, by and among Ferrellgas Receivables, L.L.C., as seller, Ferrellgas, L.P., as servicer, Jupiter Securitization Corporation, the financial institutions from time to time party hereto, Fifth Third Bank and JPMorgan Chase Bank, NA, as agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

August 18, 2006	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Partners Finance Corp.

August 18, 2006	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas, L.P.

August 18, 2006	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: (By Ferrellgas, Inc., the Partnership's general partner) Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Ferrellgas Finance Corp.

August 18, 2006	By:	/s/ Kevin T. Kelly

Name: Kevin T. Kelly
Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Agreement and Release dated as of August 15, 2006 by and among Kenneth A. Heinz, Ferrellgas, Inc., Ferrell Companies, Inc., Ferrellgas Partners, L.P. and Ferrellgas, L.P.
99.2	Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement dated August 16, 2006, by and among Ferrellgas Receivables, L.L.C., as seller, Ferrellgas, L.P., as servicer, Jupiter Securitization Corporation, the financial institutions from time to time party hereto, Fifth Third Bank and JPMorgan Chase Bank, NA, as agent.